Exhibit 99.1

SUNSTONE HOTEL INVESTORS ENTERS INTO AN AGREEMENT TO SELL HYATT REGENCY SAN FRANCISCO Aliso Viejo, Calif. (June 23, 2026) – Sunstone Hotel Investors, Inc. (the "Company" or "Sunstone") (NYSE: SHO) today announced that it has entered into a definitive agreement to sell the 821-room Hyatt Regency San Francisco (the “Hotel”) to funds affiliated with Blackstone Real Estate for a gross sale price of $279 million, or approximately $340,000 per key. The sale price represents a 21.4x multiple on Hotel Adjusted EBITDAre and a 3.5% cap rate on Hotel Net Operating Income for the trailing twelve-month period ending May 31, 2026. In anticipation of the sale, the Company deployed nearly $70 million of the sale proceeds into the discounted repurchase of its common and preferred stock during 2026. As part of the accretive buyback activity, the Company repurchased 4.4 million shares of its common stock at an average price of $9.24 per share, for an aggregate repurchase amount before expenses of $40.5 million, and 1.4 million combined shares of Series H and Series I Cumulative Redeemable Preferred stock at an average price of $20.37 per share, for an aggregate repurchase amount before expenses of $27.8 million. The Company is evaluating additional opportunities to deploy the remaining proceeds from the sale in a manner that will provide shareholders with the best risk-adjusted return. The Company expects the transaction to close in late July or early August and will provide additional details regarding the disposition, including the expected impact on the Company’s full year outlook, as part of its upcoming quarterly earnings release in early August. Bryan A. Giglia, Chief Executive Officer, stated, “We are pleased to announce the disposition of Hyatt Regency San Francisco and our ability to realize an attractive private market value for a lower yielding asset. To date, we have successfully redeployed nearly $70 million of the proceeds into the repurchase of our common and preferred stock, at discounts to net asset value and liquidation value. The sale is consistent with our strategy of more actively managing the portfolio to capitalize on higher private market values and recycle the proceeds into more accretive options on a risk-adjusted basis. While we have already generated value by deploying a portion of the proceeds, the remaining liquidity increases our flexibility and facilitates our ability to reinvest in a manner that will provide our investors with superior returns and greater per-share NAV growth. The Board and management remain committed to maximizing value for shareholders and pursuing any alternative that would reasonably be expected to result in value creation." Eastdil Secured marketed the Hotel and served as exclusive broker for the sale. Additionally, J.P. Morgan Securities LLC continues to serve as financial advisor to the Company. About Sunstone Hotel Investors Sunstone Hotel Investors, Inc. is a lodging real estate investment trust (“REIT”). Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate. For further information, please visit Sunstone’s website at www.sunstonehotels.com. For Additional Information Aaron Reyes Chief Financial Officer Sunstone Hotel Investors, Inc. (949) 382-3018 Forward-Looking Statements This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks, uncertainties, and other factors include, but are not limited to, those described in the sections entitled “Special Note Regarding Forward-Looking Statements,” “Risk Factors,” and “Management’s

Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2025 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 27, 2026, and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This release should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov. Non-GAAP Financial Measures We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: hotel earnings before interest expense, taxes, depreciation and amortization for real estate, adjusted as discussed below, or Hotel Adjusted EBITDAre; and Hotel Net Operating Income. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as us. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure. We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Hotel Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: • Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. • Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period. • Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure. • Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

• Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments. In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In presenting Hotel Adjusted EBITDAre, miscellaneous non-hotel items have been excluded. We believe the calculation of Hotel Adjusted EBITDAre results in a more accurate presentation of the Hotel Adjusted EBITDAre for our hotels, and that this non-GAAP financial measure is useful to investors in evaluating our property-level operating performance. Hotel Adjusted EBITDAre Reconciliation (Unaudited) Plus: Equals: Less: Equals: Metric Total Net Depreciation & Hotel Adjusted FF&E Hotel Net ($ in thousands) Revenues Income (Loss) Other Adjustments EBITDAre Reserve Operating Income Trailing Twelve-Months as of May 31, 2026 $ 104,468 $ (2,836) $ 15,867 $ 13,031 $ (3,134) $ 9,897 EBITDAre Multiple and Cap Rate (1) 21.4x 3.5% (1) EBITDAre Multiple calculated as gross sale price divided by Hotel Adjusted EBITDAre . Cap Rate calculated as Hotel Net Operating Income divided by gross sale price.